                                                                   EXHIBIT 10.18

                             PREFERRED STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO AMERICASDOCTOR.COM. INC., AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                     WARRANT

No.PB-1                                   Warrant to Purchase 25,183 Shares of
                                          Preferred Stock.

                            AMERICASDOCTOR.COM, INC.

            This certifies that, for value received, GE Capital Equity Investments, Inc., or its registered assigns, is entitled to subscribe for and purchase, 25,183 shares (subject to adjustment as set forth herein) of duly authorized, validly issued, fully paid and non-assessable Series B Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), at an exercise price of $66.18 per share (subject to adjustment as set forth herein), upon the terms and subject to the conditions hereinafter set forth.

      1. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

            "Common Stock" shall mean the Corporation's Common Stock, par value $0.01 per share, and any Stock into which such Common Stock may hereafter be changed.

            "Common Stock Equivalents" shall mean any warrant, option or other right to subscribe for or purchase any shares of Common Stock or any evidences of indebtedness, shares of Stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock.

            "Corporation" shall mean AmericasDoctor.com, Inc., a Delaware corporation, and its successors and assigns.

            "Counsel" shall mean counsel to the Corporation.

            "Exercise Price" shall mean the product of the Warrant Price and the number of shares of Preferred Stock for which this Warrant is being exercised.

            "Holder" or "Holders" shall mean the Person or Persons who shall from time to time own of record this Warrant.

            "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

            "Preferred Stock" shall mean the Corporation's Series B Redeemable Convertible Preferred Stock, par value $0.01 per share.

            "Preferred Stock Warrant" shall mean this Warrant.

            "Preferred Stock Warrants" shall mean this Preferred Stock Warrant and all other Preferred Stock Warrants issued by the Corporation pursuant to the Securities Purchase Agreement.

            "Qualified IPO" means any sale by the Corporation of shares of Common Stock or Common Stock Equivalents pursuant to a registration statement filed by the Corporation under the Securities Act (other than a registration statement filed on Form S-4 or Form S-8), which filing shall have been declared effective by the Securities and Exchange Commission, at a before-the-money market capitalization of not less than $75,000,000 and in which the gross proceeds received by the Corporation for such securities equals or exceeds $15,000,000.

            "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

            "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of June 1, 1999, among the Corporation and the Purchasers named therein, as it may be amended from time to time.

            "Two Thirds in Interest of the Holders" means Holders of (i) Preferred Stock Warrants representing at least two-thirds of the number of shares of Preferred Stock then issuable upon exercise of the Preferred Stock Warrants or (ii) two-thirds of the number of shares of Preferred Stock then outstanding.

            "Warrant Price" shall mean $66.18 per share of Preferred Stock. The Warrant Price shall be subject to adjustment as set forth in Section 4.

            2. Duration. The right to exercise this Warrant to subscribe for and purchase shares of Preferred Stock represented hereby shall commence on October 16, 1999 and shall expire at 5:00 P.M., Eastern Time, on April 15, 2000; provided that if, on or prior to October 15, 1999, the Company has (i) effected a Qualified IPO, (ii) effected an additional equity financing at a price per share of Common Stock (or in the case of any issuance of Common Stock Equivalents, per underlying share of Common Stock) in excess of $66.18 which has

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resulted in cash proceeds to the Company of at least $5,000,000 (excluding any proceeds of such financing which are used or are to be used to repurchase or redeem shares of Common Stock or Common Stock Equivalents) or (iii) entered into any commercial contract for the sale of goods or services (excluding sales of assets not in the ordinary course of business) which has resulted in cash proceeds to the Company of at least $5,000,000, then, in any such case, this Warrant shall terminate and shall be of no further force or effect.

            3. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange.

                  3.1 The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Corporation at its office at 11403 Cronridge Drive, Suite 200, Owings Mills, Maryland, 21117, Attention: Chief Executive Officer (or such other address as the Corporation may specify to Holder from time to time), of (a) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Preferred Stock to be purchased,
(b) payment of the Exercise Price in the manner provided below and (c) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Payment of the Exercise Price shall be made at the option of Holder by (i) wire transfer to an account in a bank located in the United States designated for such purpose by the Corporation, (ii) certified or official bank check, (iii) cancellation of indebtedness of the Corporation to Holder at the time of exercise, (iv) cancellation as of the date of exercise of a portion of this Warrant (calculated as the net fair market value of such cancelled portion at the time of exercise) or (v) any combination of the foregoing. The net fair market value of any portion of this Warrant cancelled in full or partial payment of the Exercise Price shall be determined by (A) multiplying (i) the number of shares of Preferred Stock for which the portion of this Warrant to be cancelled was exercisable by (ii) the fair value (as determined by mutual agreement between the Corporation and Two Thirds in Interest of the Holders) of a share of Preferred Stock as of the date of cancellation and (B) subtracting from such product the aggregate Exercise Price of the shares of Preferred Stock for which the portion of this Warrant to be cancelled was exercisable. In the event of any exercise of the rights represented by this Warrant, (x) certificates for the shares of Preferred Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding 15 days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Preferred Stock so purchased as of the date of such exercise, and (y) unless this Warrant has expired pursuant to Section 3 hereof, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. Any such warrant shall be dated the date hereof and shall represent the right to purchase the remaining number of shares of Preferred Stock issuable pursuant thereto. By exercising this Warrant, the Holder represents and warrants as of the date of exercise with respect to the matters set forth in Section 4 of the Securities Purchase Agreement.

                  3.3. Subject to compliance with Section 6 hereof, this Warrant may be transferred on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Corporation, properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Subject to compliance with Section 6 hereof, this Warrant is exchangeable at the aforesaid principal office of the Corporation for two or more warrants for the purchase of the same aggregate number of shares of Preferred Stock, each new warrant to represent the right to purchase such number of shares of Preferred Stock as the Holder hereof shall designate at the time of such exchange. Any such warrants shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Preferred Stock issuable pursuant thereto.

            4. Certain Adjustments.

                  4.1. Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidation of Preferred Stock.

                  (i) Dividends, Distributions or Subdivisions. In the event the
            Corporation at any time or from time to time after the date hereof shall declare or pay any dividend or make any other distribution on the Preferred Stock payable in Preferred Stock or effect a subdivision of the outstanding shares of Preferred Stock (by reclassification or otherwise than by payment of a dividend in Preferred Stock), then and in any such event, the number of shares for which this Warrant is exercisable and the Warrant Price shall be appropriately adjusted to reflect such dividend, distribution or subdivision as of:

            (1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of Preferred Stock entitled to receive such dividend or distribution, or

            (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

If such record date or other effective date shall have been fixed and such dividend, distribution or subdivision shall not have been fully paid or effected on the date fixed therefor, the adjustment previously made to the number of shares for which this Warrant is exercisable which became effective on such record date or other date shall be canceled as of the close of business on such record date or other date, and thereafter the number of shares for which this Warrant is exercisable shall be adjusted pursuant to this Section 4.1 as of the time of actual payment of such dividend, distribution or effectiveness of such subdivision.

                  (ii) Combinations or Consolidations. In the event the
            outstanding shares of Preferred Stock shall be combined or consolidated, by reclassification

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            or otherwise, into a lesser number of shares of Preferred Stock, the number of shares for which this Warrant is exercisable and the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted.

                  4.2. Adjustment for Reclassification, Reorganization or Conversion. In case of any capital reorganization or reclassification of the capital stock of the Corporation (other than a reclassification covered by Section 4.1(ii)) or automatic conversion of the shares of Preferred Stock in connection with a Qualified IPO, the Holder hereof shall thereafter be entitled upon the exercise of this Warrant to receive, in lieu of the shares of Preferred Stock for which this Warrant was exercisable prior to such reorganization, reclassification or conversion, the number of shares of stock or other securities or property to which a holder of the number of shares of Preferred Stock of the Corporation deliverable upon the exercise of this Warrant would have been entitled upon such reorganization, reclassification or conversion. In any such case, appropriate adjustments (as determined by the board of directors) shall be made in the application of the provisions of this Section 4 set forth with respect to the rights and interest thereafter of the holders of Preferred Stock issuable upon the exercise of this Warrant, to the end that the provisions of this Section 4 (including provisions with respect to changes in and other adjustments of the number of shares for which this Warrant is exercisable) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

            5. Stock Fully Paid; Reservation of Shares.

                  5.1. The Corporation covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Preferred Stock to provide for the exercise of the rights represented by this Warrant. Notwithstanding any adjustment required pursuant to Section 4 above, in no event shall the Exercise Price per share of Common Stock be less than the par value of the Common Stock.

                  5.2. The Corporation shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment. Without limiting the generality of the foregoing, the Corporation

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will (a) not increase the par value of any shares of Preferred Stock above the amount payable therefor upon the exercise of this Warrant immediately prior to such increase in par value and (b) take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Preferred Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant.

            6. Restrictions on Transferability. The Warrant and the Preferred Stock issued upon exercise of the Warrant shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act and state securities or "blue sky" laws with respect to the transfer, hypothecation or assignment of any Warrant or Preferred Stock issued upon exercise of any Warrant. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 6.

                  6.1. Restrictive Legend.

                  6.1.1 Except as otherwise provided in this Section 6, each certificate for Preferred Stock issued upon exercise of this Warrant, each certificate for Common Stock issued upon conversion of any such Preferred Stock and each certificate for Preferred Stock or Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS OR THE RULES AND REGULATIONS THEREUNDER."

                  6.1.2 Except as otherwise provided in this Section 6, each Warrant or share of Preferred Stock or Common Stock issuable upon conversion thereon, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS BY REASON OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO

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                  AMERICASDOCTOR.COM. INC., AN EXEMPTION FROM SUCH REGISTRATION
                  IS AVAILABLE."

            6.2. Notice of Proposed Transfers. Prior to any transfer, hypothecation or assignment or attempted transfer, hypothecation or assignment of the Warrant or any Preferred Stock issued upon exercise of the Warrant, the Holder of such Warrant or Preferred Stock shall give ten (10) days prior written notice (a "Transfer Notice") to the Corporation of such Holder's intention to effect such transfer, hypothecation or assignment, describing the manner and circumstances of the proposed transfer, hypothecation or assignment, and obtain from Counsel a written opinion addressed to the Corporation that the proposed transfer, hypothecation or assignment of the Warrant or such Preferred Stock may be effected without registration under the Securities Act and applicable state securities or "blue sky" laws. After receipt of the Transfer Notice and written opinion, the Corporation shall, within five (5) days thereof, so notify the Holder of the Warrant or such Preferred Stock in writing and such Holder shall thereupon be entitled to transfer, hypothecate or assign the Warrant or Preferred Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Preferred Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 6.1.1, and each Warrant issued upon such Transfer shall bear the legend set forth in Section 6.1.2, unless in the written opinion of Counsel addressed to the Corporation such legend is not required in order to ensure compliance with the Securities Act and applicable state securities or "blue sky" laws. The Holder of the Warrant or such Preferred Stock, as the case may be, giving the Transfer Notice shall not be entitled to transfer the Warrant or such Preferred Stock until receipt of notice from the Corporation under this Section 6.2.

            7. Fractional Shares. No fractional shares of Preferred Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Corporation shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the fair value of one share of Preferred Stock (as determined by mutual agreement between the Corporation and Two Thirds in Interest of the Holders).

            8. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holder.

            9. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING


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OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY
("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


Dated: June 1, 1999                    AMERICASDOCTOR.COM, INC.


Attest:                                By: /s/ Scott M. Rifkin
                                          -------------------------------------
                                       Scott M. Rifkin, Chief Executive Officer

/s/ Allan Sanders
-------------------------
Allan Sanders, Secretary


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                                                                       EXHIBIT A

                                SUBSCRIPTION FORM

                 To be executed only upon exercise of Warrant

            The undersigned registered owner of the attached Warrant irrevocably exercises the attached Warrant for the purchase of ________ shares of Preferred Stock, $0.01 par value, of AmericasDoctor.com. Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Preferred hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ______________________________________________ and, if such shares of Preferred
Stock shall not include all of the shares of Preferred Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Preferred Stock issuable hereunder be delivered to the undersigned.


                              --------------------------------
                              Name of Registered Owner


                              --------------------------------
                              Signature of Registered Owner

                              --------------------------------

                              --------------------------------
                              Address

                              --------------------------------
                              Federal ID Number

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


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                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

            FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Preferred Stock set forth below:

Name and Address of Assignee        No. of Shares of Preferred Stock
----------------------------        --------------------------------


and does hereby irrevocably constitute and appoint __________________ attorney-in-fact to register such transfer on the books of AmericasDoctor.com. Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:
      -----------------------------
Name:
     ------------------------------

Signature:
          -------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


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